Income Tax - Schedule of reconciliation of federal income tax rate (Detail) - Micromidas, Inc. - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Federal income tax benefit at statutory federal rate	$ (6,363,637)	$ (100,676)
State income tax expense, net of federal taxes	25,306	(14,674)
Permanent differences	3,983,030	(2,155,884)
Valuation allowance	1,943,881	2,328,324
Foreign Rate Differential	(62,730)	(81,953)
Stock based compensation	449,720
Other	24,430	24,863
Total income tax expense	$ 0	$ 0